SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                     _______________________



                            Form 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 SECURITIES EXCHANGE ACT of 1934



                _________________________________

        Date of Report (Date of earliest event reported):
                         August 29, 1996


                McCORMICK & COMPANY, INCORPORATED
     (Exact name of registrant as specified in its charter)

Maryland                 0-748               52-0408290
(State or other          (Commission         (IRS Employer
jurisdiction)            File Number)        Identification No.)


18 Loveton Circle        21152
Sparks, Maryland         (Zip Code)
(Address of principal
executive offices)


Registrant's telephone number, including area code: (410) 771-7301
Item 2.  Acquisition or Disposition of Assets.

     On August 29, 1996, the Registrant sold substantially all of the assets of Gilroy Foods, Incorporated ("GFI"), a wholly owned subsidiary of the Registrant engaged in the business of manufacturing and selling dehydrated onion, garlic, capsicum and vegetable products. The purchaser of the assets was ConAgra, Inc. The assets included land, buildings, fixed assets, inventory, receivables and certain intangible property. The assets sold to ConAgra, Inc. did not include the investments of GFI in affiliates in Egypt and Mexico, or in Gilroy Energy Company, Inc. ("GEC"), a wholly owned subsidiary of GFI. The bargained-for purchase price was approximately $132,000,000.

     On the same date, the Registrant sold substantially all of the assets of GEC, a wholly owned subsidiary of GFI engaged in the cogeneration business. The purchaser of the assets was Calpine Gilroy Cogen, L.P., an affiliate of Calpine Corporation. The assets included leasehold interests, fixed assets, spare parts and certain intangibles. The bargained-for purchase price was approximately $125,000,000 plus a payment for working capital at the date of sale. The Registrant will be paid an additional sum of approximately $24,000,000 pursuant to the terms of a noncompetition/earnings contingency agreement over the next four years.

     The proceeds of the sale of GFI and GEC will be used to repay debt, fund a previously announced share repurchase program of the Registrant, future acquisitions and for general working capital purposes.

Item 7.   Financial Statements and Exhibits.

     (b) Pro Forma Financial Information: Pro forma financial information for the disposition of the businesses as described in
Item 2 is attached as Exhibit 99 to this Report.

     (c)  Exhibits

          Asset Purchase Agreement among the Registrant, GFI and
ConAgra, Inc., dated as of August 28, 1996 and attached as Exhibit
2;

          Asset Purchase Agreement among the Registrant, GEC and
Calpine Gilroy Cogen, L.P., dated as of August 28, 1996 and attached as Exhibit 2;

          NonCompetition/Earnings Contingency Agreement among the
Registrant, GEC and Calpine Gilroy Cogen, L.P. dated as of August
28, 1996 and attached as Exhibit 2.




                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         McCORMICK & COMPANY, INCORPORATED


                         By:/s/Robert G. Davey
                            Robert G. Davey
                            Vice President & Chief Financial
                              Officer



DATE:     September  13, 1996



                                             Sequential
                                             Page
Exhibit Index                                Number

Exhibit

2.   Asset Purchase Agreement
     among McCormick & Company,
     Incorporated, GFI  and ConAgra, Inc.
     dated as of August 28, 1996


     Asset Purchase Agreement
     among McCormick & Company,
     Incorporated, GEC and Calpine Gilroy
     Cogen, L.P. dated as of
     August 28, 1996


     NonCompetition/Earnings Contingency Agreement among Registrant, GEC and Calpine Gilroy
     Cogen, L.P. dated as of August 28, 1996


99.  Pro Forma Financial Information